                                  SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
       Information Statement Pursuant to Section 14(c) of the Securities
               Exchange Act of 1934 (Amendment No.              )

Check the appropriate box:
[X] Preliminary information statement                       [ ] Confidential for use of the Commission
                                                                only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive information statement

                      Access Capital Strategies Community
                     Investment Fund, Inc.: Bank Portfolio
                      Access Capital Strategies Community
            Investment Fund, Inc.: Institutional Investor Portfolio
                             124 Mt. Auburn Street
                                  Suite 200 N
                              Cambridge, MA 02138
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:                  N/A
(2) Aggregate number of securities to which transaction applies:                     N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
 the filing fee is calculated and state how it was determined):              N/A
(4) Proposed maximum aggregate value of transaction:                         N/A
(5) Total fee paid:       N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:                                 N/A
(2) Form, Schedule or Registration Statement No.:                   N/A
(3) Filing Party:                                           N/A
(4) Date Filed:                                             N/A

                      ACCESS CAPITAL STRATEGIES COMMUNITY
                     INVESTMENT FUND, INC.:  BANK PORTFOLIO

                 ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT
                 FUND, INC.:  INSTITUTIONAL INVESTOR PORTFOLIO

                 Notice of Special Meeting of Sole Shareholder
                          to be held January 31, 1997

                 A special meeting of the sole shareholder of Access Capital Strategies Community Investment Fund, Inc.: Bank Portfolio (the "Bank Portfolio") and Access Capital Strategies Community Investment Fund, Inc.:
Institutional Investor Portfolio ("Institutional Investor Portfolio") (collectively, the "Funds"), will be held at 10:00 a.m. at the offices of Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania on January 31, 1997, for the following purposes:

1.               Agreements With The Investment Adviser.

                 To consider new Management Agreements because the pending sale of Access Capital Strategies Corporation ("Access"), an indirect wholly owned subsidiary of Mellon Bank Corporation, to Mr. David F. Sand will cause termination of the existing Management Agreements between the Funds and Access as a matter of law. There will be no change in the Funds' investment objectives or investment policies or in the duties of Access as a result of the approval of the new Management Agreements. There will be no change in the fees payable by the Funds to Access as a result of approval of the new Management Agreements. The new Management Agreements are contingent upon and will be effective upon the consummation of the sale described above.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


                                                     By Order of the Directors

                                                     Kevin Mawe
                                                     Secretary

January 27, 1997

                      ACCESS CAPITAL STRATEGIES COMMUNITY
                     INVESTMENT FUND, INC.:  BANK PORTFOLIO

                 ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT
                 FUND, INC.:  INSTITUTIONAL INVESTOR PORTFOLIO

                             124 MT. AUBURN STREET
                                  SUITE 200 N
                              CAMBRIDGE, MA  02138

                             INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The enclosed information statement of each of the Access Capital Strategies Community Investment Fund, Inc.: Bank Portfolio ("Bank Portfolio") and Access Capital Strategies Community Investment Fund, Inc.: Institutional Investor Portfolio ("Institutional Investor Portfolio") (each a "Fund" and, collectively, the "Funds") is being sent in connection with the Special Meeting of the Shareholders of the Funds to be held on January 31, 1997 (the "Special Meeting") at 10:00 a.m. at the offices of Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania.

         On December 31, 1996 the Bank Portfolio had outstanding 249 shares of beneficial interest ("Shares") and the Institutional Investor Portfolio had outstanding one Share, each Share being entitled to one vote. As of December 31, 1996, Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, was the shareholder of record of all the Shares of the Bank Portfolio and the one Share of the Institutional Investor Portfolio. As a result, Mellon Bank may be deemed to be a "controlling person" of each of the Funds under the Investment Company Act of 1940, as amended, (the "1940 Act"). As the sole shareholder of each Fund, Mellon Bank is entitled to vote at the Special Meeting.

         As of December 31, 1996, the Bank Portfolio had assets in the amount of approximately $24,741,495 and the Institutional Investor Portfolio has assets in the amount of approximately $96,835.

         This information statement and the enclosed notice of meeting are first being delivered on or about January 27, 1997.

                              SUMMARY OF PROPOSALS

         This Special Meeting is being called for the following purposes: (1) to approve or disapprove new investment advisory agreements between the Bank Portfolio and Access Capital Strategies Corporation ("Access") and the Institutional Investor Portfolio and Access (each a "New Management Agreement"). Each New Management Agreement will be effective upon the later of
(i) approval of each New Management Agreement by the sole shareholder of the Bank Portfolio and the Institutional Investor Portfolio Fund and the Directors of the respective Fund or (ii) the consummation of the sale of Access; and (2) to transact such other business as may properly come before the meeting or any adjournment thereof.

         Approval of Proposal (1) with respect to each Fund requires the affirmative vote of: (a) 67% or more of the Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

                                  PROPOSAL (1)

                         APPROVAL OR DISAPPROVAL OF THE
                           NEW  MANAGEMENT AGREEMENTS

THE NEW MANAGEMENT AGREEMENTS

         Access, 124 Mt. Auburn St., Suite 200 N., Cambridge, MA 02138, currently serves as investment adviser to each Fund pursuant to investment advisory agreements dated as of November 27, 1995 (the "Present Management Agreements").

         Consideration of the New Management Agreements is being requested because of the pending sale of Access, an indirect wholly owned subsidiary of Mellon Bank Corporation, to Mr. David F. Sand. Mr. Sand is a Director and Chief Executive Officer of the Bank Portfolio, Institutional Investor Portfolio, and of the investment adviser, Access. The New Management Agreements between each Fund and Access would take effect upon the later of (i) approval of each New Management Agreement by the sole shareholder of the Bank Portfolio and the Institutional Investor Portfolio and the Directors of the respective Fund or (ii) the consummation of the sale of Access.

         Here are some of the factors you should consider in determining whether to approve the New Management Agreements:

                 There will be no change in each Fund's investment objectives or investment policies or in the duties of Access as a result of approval of the New Management Agreements;

                 There will be no change in the fees payable by each Fund to Access for advisory services as a result of approval of the New Management Agreements; and

                 Mr. David F. Sand, the person currently responsible for providing investment advice to the Fund, will continue to provide investment advice following the consummation of the sale of Access.

                 Consummation of the sale of Access will not alter the relationship between Access and the Funds, and Access will remain the entity responsible for providing investment advisory services to each Fund following the sale of Access. However, given that the sale of Access will result in a change in ownership of Access, the Present Management Agreements will automatically terminate in accordance with their terms as required by the 1940 Act. Thus, approval of the New Management Agreements by the sole shareholder of each Fund is being sought in order to avoid any interruption in the provision of advisory services to the Funds.

                 The Directors of each Fund, including a majority of the Directors of each Fund who are not interested persons of the Funds or Access, as defined in the 1940 Act, initially recommended that the sole shareholder of each Fund approve the respective New Management Agreement with Access, pursuant to which Access will continue to act as each Fund's investment adviser, pending approval by each Board of the respective new Management Agreement. THE TERMS OF THE NEW MANAGEMENT AGREEMENTS ARE IDENTICAL TO THOSE OF THE PRESENT MANAGEMENT AGREEMENTS WITH RESPECT TO DUTIES, FEES, AND THE STANDARD OF CARE. The effective date of the New Management Agreements will be the later of (i) approval by the sole shareholder of each New Management Agreement and approval of the Directors of each Fund of the Management Agreement or (ii) the date of the consummation of the sale of Access (the "Closing Date"). The Board of Directors of each Fund are expected to vote on the approval of the respective New Management Agreement on January 31, 1997. It is currently expected that the Closing Date will occur on or about February 1, 1997. Access will retain its current address.

                 Copies of each Present Management Agreement and each New Management Agreement appear as Exhibits A -- B and C -- D, respectively, to this proxy statement.

                 The initial form of each Present Management Agreement naming Access as investment adviser was approved by the respective Board of Directors of each Fund, including a majority of the Directors of each Fund who are not interested persons of the Funds or Access, as defined in the 1940 Act, on November 21, 1995. As required by the 1940 Act, shareholder approval for each Present Management Agreement was obtained on November 27, 1995.

                 The terms of the New Management Agreements (which are substantially unchanged from the Present Management Agreements) provide that Access, subject to the direction of the Board of Directors, will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. Access will determine from time to time what securities and other investments will be purchased, retained, or sold by each Fund.

                 For its services under the Present Management Agreements, Access is entitled to receive an annual fee from each Fund, paid quarterly in arrears, of seventy-five one hundredths of one percent (.75%) of each Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. These fees are identical in amount to the fees to which each of the Funds will be contractually subject under the New Management Agreements.

                 During the fiscal year ended October 31, 1996, Access earned investment advisory fees of $170,817 with respect to the Bank Portfolio and fees were waived with respect to the Institutional Investor Portfolio.

                 During the fiscal year ended October 31, 1996, Mellon Bank earned investment sub-advisory fees paid by Access, in the amount of $27,043 with respect to the Bank Portfolio and fees were waived with respect to the Institutional Investor Portfolio. During the fiscal year ended October 31, 1996, Boston Safe Deposit Trust Company, an indirect wholly owned subsidiary of Mellon Bank Corporation, ("Boston Safe") earned custodian fees in the amount of $21,450 with respect to the Bank Portfolio and $6,690 with respect to the Institutional Investor Portfolio. Following the Closing Date, it is expected that Mellon Bank and Boston Safe will no longer provide services to the Funds.

                 If approved by the sole shareholder of each Fund at the Special Meeting, each new Management Agreement will continue in effect until January 31, 1999 unless terminated, and may be renewed from year to year thereafter by the Board of Directors. The continuation of each new Management Agreement must be approved at least annually by the Board of Directors or a majority of the outstanding voting securities of the Fund, and by a majority of the Directors who are not parties to the Management Agreement or interested persons of such parties. Each Management Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Manager. Each Management Agreement may also be terminated by the Manager on 60 days' written notice to the Fund and will be terminated automatically upon its assignment, as defined in the 1940 Act.

                 As does the Present Management Agreements, each new Management Agreement provides that Access will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with the Management Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

                 If the New Management Agreements are approved by the sole shareholder of the respective Fund and by the Board of Directors of the respective Fund and the sale of Access is thereafter consummated, the New Management Agreements should be executed and become effective on the closing date of the sale. In the event the sale of Access is not consummated, the Present Management Agreements will continue in accordance with their terms. In the event the sale of Access is consummated and the New Management Agreements are not approved, the Board of Directors of each Fund will consider what further actions should be taken.

PROPOSED SALE OF ACCESS

                 The sale of Access, a wholly owned subsidiary of Mellon Bank, to Mr. David F. Sand will be accomplished pursuant to an agreement whereby, for nominal consideration, Mellon Bank will transfer the investment advisory contracts and other assets of Access to Mr. Sand in exchange for Mr. Sand's assumption of substantially all of the liabilities of Access.

                 Mr. Sand is currently Director, Chairman, CEO, and Chief Investment Officer of each Fund and currently also Director, CEO, and Chief Investment Officer of Access. He will retain his positions with the Fund and Access following the transfer of the assets and liabilities of Access. The transaction will occur as soon as practicable after obtaining the required approvals, which the parties anticipate will be on or after February 1, 1997. As a consequence of the transaction, Mr. Sand will be deemed to control Access for purposes of the 1940 Act. Upon consummation of the sale, it is anticipated that the current Directors of each Fund, except for Mr. Sand, will resign.

                 Access was formed in 1994 as a registered investment adviser to focus exclusively upon managing the assets of institutional investors interested in community investing. Access currently serves as the investment adviser to the Bank Portfolio and the Institutional Investor Portfolio. Access is presently an indirect wholly owned subsidiary of Mellon Bank Corporation.

                 As a Vice President at Shearson and later as First Vice President of Drexel Burnham Lambert, Mr. Sand worked to combine market returns and economic results for institutional clients. He also served as Director and Portfolio Manager for Franklin Research and Development. Mr. Sand received his undergraduate degree from Princeton and his Masters in Public Administration from Harvard University.

                 As Chief Investment Officer, Mr. Sand has and will continue to have primary responsibility for each Fund's investment program. Mr. Sand will continue to have responsibility for the formulation of recommendations to the Board of Directors of each Fund regarding policy issues, including the establishment of each Fund's investment criteria and any proposed changes to the Fund's investment policies and restrictions, review of the Fund's investment portfolio, and reports thereon to the Board.

DIRECTORS' RECOMMENDATIONS AND OTHER INFORMATION

                 The Board of Directors of each Fund, including a majority of the Directors of each Fund who are not interested persons of each Fund as defined in the 1940 Act, pursuant to written consent of directors in lieu of a meeting, initially recommended that the sole shareholder of the respective Fund approve the new Management Agreement pending the Board's approval at a meeting to be held on January 31, 1997.

                 In making these recommendations, the Directors of each Fund have considered information relating to the status of Access following the completion of the sale of Access, including present capabilities and expertise in serving as investment adviser to each Fund. They have been informed of the terms of each New Management Agreement, including the fact that no effective change to each Fund's investment advisory fees is being proposed. The Directors of each Fund have also considered the fact that Access would continue to be familiar with each Fund. The Directors were also advised that Mr. Sand, the person currently responsible for providing investment advice to each Fund, will continue to provide investment advice following consummation of the sale of Access.

                 In regard to the New Management Agreements, the 1940 Act provides that, in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The majority of the members of the Board of Directors of each Fund is not and will not be comprised of interested persons of the Funds or Access. Additionally, the Board of Directors of the Funds has received assurance from Access that no "unfair burden" will be imposed on the Funds as a result of the proposed transaction.

                         AFFILIATED BROKER TRANSACTIONS

                 In the fiscal year ended October 31, 1996, no brokerage commissions were paid to affiliated brokers of the Funds or of Access on account of trading for the Funds.


January 27, 1997

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT


                 Management Agreement ("Agreement") made as of November 27, 1995 between Access Capital Strategies Community Investment Fund, Inc.: Bank Portfolio ("Fund"), a Maryland corporation, and Access Capital Strategies Corporation ("Access"), a Massachusetts corporation. Access is sometimes referred to herein as the "Manager."

                 WHEREAS the Fund is a newly organized, non-diversified closed-end management investment company that has elected status as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"); and

                 WHEREAS the Manager is an investment adviser registered as such under the Investment Advisers Act of 1940 ("Advisers Act"); and

                 WHEREAS the Fund desires to retain the Manager to furnish certain investment advisory, portfolio management, and administrative services to the Fund and the Manager is willing to furnish such services;

                 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

                1. Appointment. The Fund hereby appoints Access as Manager for the period and on the terms set forth in this Agreement. Access accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                2. Investment Duties. Subject to the supervision of the Fund's Board of Directors ("Board"), the Manager will provide a continuous investment program for the Fund and will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. Subject to investment policies and guidelines established by the Board, the Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund's portfolio, and administer the Fund's day-to-day affairs.

                3. Administrative Duties. The Manager will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:

                (a) The Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                (b) The Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund's registration statement under the Securities Exchange Act of 1934 ("1934 Act"), proxy material, tax returns, and required reports to the Fund's shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

                (c) The Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

                (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Manager to instruct the Fund's custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.

                4. Use of Sub-Investment Adviser. The Manager may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Manager in the performance of its duties under this Agreement. Such use does not relieve the Manager of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Manager and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Manager.

                5. Further Duties. In all matters relating to the performance of this Agreement, the Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                6. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.

                7.    Expenses.

                (a) The Fund will pay all expenses (including without limitation accounting, legal, printing, clerical, filing, and other expenses) incurred by the Fund, the Manager or its affiliates on behalf of the Fund in connection with the organization of the Fund and the initial offering of its shares. Except as otherwise expressly provided for in Section 7(b) of this Agreement, during the term of this Agreement the Fund will bear all of its expenses incurred in its operations including but not limited to the following:
(i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments, (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, (v) expenses of printing and distributing reports and notices to shareholders, (vi) costs of proxy solicitation, (vii) costs of meetings of shareholders and the Board, (viii) charges and expenses of the Fund's custodian, transfer and dividend disbursing agent, and fund accountant, (ix) compensation and expenses of the Fund's directors who are not interested persons of the Fund or the Manager, and of any of the Fund's officers who are not interested persons of the Manager, and expenses of all directors in attending board or shareholder meetings, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions, (xi) costs of any certificates representing the Shares, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Fund in any trade organizations, (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses and (xv) any insurance premiums.

                (b) The expenses to be borne by the Manager are limited to the following: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items, (iii) the costs of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under this Agreement, and (iv) the costs of providing significant managerial assistance offered to an accepted by the recipient of Fund investments.

                (c) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Agreement, the Fund may reduce the fee payable to the Manager pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to the Manager on any quarterly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding quarterly payment dates.

                (d) The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

                8.    Compensation.

                (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a fee ("Management Fee"), paid quarterly, at an annual rate of .75% of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

                (b) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.

                (c) If (i) the Manager, (ii) an officer, director, or employee of the Manager, (iii) a company controlling, controlled by, or under common control with a Manager, or (iv) an officer, director, or employee of any such company receives any compensation from a company whose securities are held in the Fund's portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Manager hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Manager shall pay such excess amounts to the Fund upon termination.

                9. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Manager even though paid by it.

                10.   Duration and Termination.

                (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

                (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

                (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

                (d) Notwithstanding the foregoing, if a subsequent Closing with respect to the Fund does not occur within three years from the date of the First Closing, Access will submit to the Board an offer of resignation as Manager. The terms "First Closing" and "Closing" have the meanings ascribed to them in the Private Offering Memorandum.

                11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

                12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "security", and "significant managerial assistance" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

                IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                 ACCESS CAPITAL STRATEGIES COMMUNITY
                   INVESTMENT FUND, INC.:  BANK PORTFOLIO



                 By:/s/ Milton J. Sumption
                    ----------------------
                    Name:  Milton J. Sumption
                    Title:  Vice President
                    11/27/95


                 ACCESS CAPITAL STRATEGIES CORPORATION



                 By:/s/ David F. Sand
                    -----------------
                    Name:  David F. Sand
                    Title:  CEO
                    11/27/95

                                                                       EXHIBIT B

                              MANAGEMENT AGREEMENT


                 Management Agreement ("Agreement") made as of November 27, 1995 between Access Capital Strategies Community Investment Fund, Inc.:
Institutional Investor Portfolio ("Fund"), a Maryland corporation, and Access Capital Strategies Corporation ("Access"), a Massachusetts corporation. Access is sometimes referred to herein as the "Manager."

                 WHEREAS the Fund is a newly organized, non-diversified closed-end management investment company that has elected status as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"); and

                 WHEREAS the Manager is an investment adviser registered as such under the Investment Advisers Act of 1940 ("Advisers Act"); and

                 WHEREAS the Fund desires to retain the Manager to furnish certain investment advisory, portfolio management, and administrative services to the Fund and the Manager is willing to furnish such services;

                 NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

                 1. Appointment. The Fund hereby appoints Access as Manager for the period and on the terms set forth in this Agreement. Access accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                 2. Investment Duties. Subject to the supervision of the Fund's Board of Directors ("Board"), the Manager will provide a continuous investment program for the Fund and will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. Subject to investment policies and guidelines established by the Board, the Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund's portfolio, and administer the Fund's day-to-day affairs.

                 3. Administrative Duties. The Manager will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:

                 (a) The Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                 (b) The Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund's registration statement under the Securities Exchange Act of 1934 ("1934 Act"), proxy material, tax returns, and required reports to the Fund's shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

                 (c) The Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

                 (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Manager to instruct the Fund's custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.

                 4. Use of Sub-Investment Adviser. The Manager may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Manager in the performance of its duties under this Agreement. Such use does not relieve the Manager of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Manager and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Manager.

                 5. Further Duties. In all matters relating to the performance of this Agreement, the Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                 6. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.

                 7.     Expenses.

                 (a) The Fund will pay all expenses (including without limitation accounting, legal, printing, clerical, filing, and other expenses) incurred by the Fund, the Manager or its affiliates on behalf of the Fund in connection with the organization of the Fund and the initial offering of its shares. Except as otherwise expressly provided for in Section 7(b) of this Agreement, during the term of this Agreement the Fund will bear all of its expenses incurred in its operations including but not limited to the following:
(i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments, (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, (v) expenses of printing and distributing reports and notices to shareholders, (vi) costs of proxy solicitation, (vii) costs of meetings of shareholders and the Board, (viii) charges and expenses of the Fund's custodian, transfer and dividend disbursing agent, and fund accountant, (ix) compensation and expenses of the Fund's directors who are not interested persons of the Fund or the Manager, and of any of the Fund's officers who are not interested persons of the Manager, and expenses of all directors in attending board or shareholder meetings, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions, (xi) costs of any certificates representing the Shares, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Fund in any trade organizations, (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses and (xv) any insurance premiums.

                 (b) The expenses to be borne by the Manager are limited to the following: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items, (iii) the costs of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under this Agreement, and (iv) the costs of providing significant managerial assistance offered to an accepted by the recipient of Fund investments.

                 (c) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Agreement, the Fund may reduce the fee payable to the Manager pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to the Manager on any quarterly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding quarterly payment dates.

                 (d) The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

                 8.     Compensation.

                 (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a fee ("Management Fee"), paid quarterly, at an annual rate of .75% of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

                 (b) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.

                 (c) If (i) the Manager, (ii) an officer, director, or employee of the Manager, (iii) a company controlling, controlled by, or under common control with a Manager, or (iv) an officer, director, or employee of any such company receives any compensation from a company whose securities are held in the Fund's portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Manager hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Manager shall pay such excess amounts to the Fund upon termination.

                 9. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Manager even though paid by it.

                 10.    Duration and Termination.

                 (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

                 (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

                 (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

                 (d) Notwithstanding the foregoing, if a subsequent Closing with respect to the Fund does not occur within three years from the date of the First Closing, Access will submit to the Board an offer of resignation as Manager. The terms "First Closing" and "Closing" have the meanings ascribed to them in the Private Offering Memorandum.

                 11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

                 12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                 13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "security", and "significant managerial assistance" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

                 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                          ACCESS CAPITAL STRATEGIES COMMUNITY
                            INVESTMENT FUND, INC.: INSTITUTIONAL INVESTOR PORTFOLIO



                          By:     /s/ Milton J. Sumption
                                  ----------------------
                                  Name:  Milton J. Sumption
                                  Title:  Vice President
                                  11/27/95


                          ACCESS CAPITAL STRATEGIES CORPORATION



                          By:     /s/ David F. Sand
                                  -----------------
                                  Name:  David F. Sand
                                  Title:  CEO
                                  11/27/95

                                                                       EXHIBIT C

                              MANAGEMENT AGREEMENT


         Management Agreement ("Agreement") made as of January 31, 1997 between Access Capital Strategies Community Investment Fund, Inc.: Bank Portfolio ("Fund"), a Maryland corporation, and Access Capital Strategies Corporation ("Access"), a Massachusetts corporation. Access is sometimes referred to herein as the "Manager."

         WHEREAS the Fund is a newly organized, non-diversified closed-end management investment company that has elected status as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"); and

         WHEREAS the Manager is an investment adviser registered as such under the Investment Advisers Act of 1940 ("Advisers Act"); and

         WHEREAS the Fund desires to retain the Manager to furnish certain investment advisory, portfolio management, and administrative services to the Fund and the Manager is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Fund hereby appoints Access as Manager for the period and on the terms set forth in this Agreement. Access accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Duties. Subject to the supervision of the Fund's Board of Directors ("Board"), the Manager will provide a continuous investment program for the Fund and will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. Subject to investment policies and guidelines established by the Board, the Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund's portfolio, and administer the Fund's day-to-day affairs.

         3. Administrative Duties. The Manager will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:

         (a) The Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         (b) The Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund's registration statement under the Securities Exchange Act of 1934 ("1934 Act"), proxy material, tax returns, and required reports to the Fund's shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

         (c) The Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

         (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Manager to instruct the Fund's custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.

         4. Use of Sub-Investment Adviser. The Manager may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Manager in the performance of its duties under this Agreement. Such use does not relieve the Manager of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Manager and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Manager.

         5. Further Duties. In all matters relating to the performance of this Agreement, the Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         6. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.

         7.      Expenses.

         (a) The Fund will pay all expenses (including without limitation accounting, legal, printing, clerical, filing, and other expenses) incurred by the Fund, the Manager or its affiliates on behalf of the Fund in connection with the organization of the Fund and the initial offering of its shares. Except as otherwise expressly provided for in Section 7(b) of this Agreement, during the term of this Agreement the Fund will bear all of its expenses incurred in its operations including but not limited to the following: (i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments, (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, (v) expenses of printing and distributing reports and notices to shareholders, (vi) costs of proxy solicitation, (vii) costs of meetings of shareholders and the Board, (viii) charges and expenses of the Fund's custodian, transfer and dividend disbursing agent, and fund accountant, (ix) compensation and expenses of the Fund's directors who are not interested persons of the Fund or the Manager, and of any of the Fund's officers who are not interested persons of the Manager, and expenses of all directors in attending board or shareholder meetings, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions, (xi) costs of any certificates representing the Shares, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Fund in any trade organizations, (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses and (xv) any insurance premiums.

         (b) The expenses to be borne by the Manager are limited to the following: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items, (iii) the costs of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under this Agreement, and (iv) the costs of providing significant managerial assistance offered to and accepted by the recipient of Fund investments.

         (c) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Agreement, the Fund may reduce the fee payable to the Manager pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to the Manager on any quarterly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding quarterly payment dates.

         (d) The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

         8.      Compensation.

         (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a fee ("Management Fee"), paid quarterly, at an annual rate of .75% of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

         (b) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.

         (c) If (i) the Manager, (ii) an officer, director, or employee of the Manager, (iii) a company controlling, controlled by, or under common control with a Manager, or (iv) an officer, director, or employee of any such company receives any compensation from a company whose securities are held in the Fund's portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Manager hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Manager shall pay such excess amounts to the Fund upon termination.

         9. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Manager even though paid by it.

         10.     Duration and Termination.

         (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

         (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

         12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "security", and "significant managerial assistance" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


                 ACCESS CAPITAL STRATEGIES COMMUNITY
                   INVESTMENT FUND, INC.:  BANK PORTFOLIO



                 By:
                          ------------------
                          Name:
                          Title:



                 ACCESS CAPITAL STRATEGIES CORPORATION



                 By:
                          ------------------
                          Name:
                          Title:

                                                                       EXHIBIT D

                              MANAGEMENT AGREEMENT


         Management Agreement ("Agreement") made as of January 31, 1997 between Access Capital Strategies Community Investment Fund, Inc.:
Institutional Investor Portfolio ("Fund"), a Maryland corporation, and Access Capital Strategies Corporation ("Access"), a Massachusetts corporation. Access is sometimes referred to herein as the "Manager."

         WHEREAS the Fund is a non-diversified closed-end management investment company that has elected status as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"); and

         WHEREAS the Manager is an investment adviser registered as such under the Investment Advisers Act of 1940 ("Advisers Act"); and

         WHEREAS the Fund desires to retain the Manager to furnish certain investment advisory, portfolio management, and administrative services to the Fund and the Manager is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Fund hereby appoints Access as Manager for the period and on the terms set forth in this Agreement. Access accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Duties. Subject to the supervision of the Fund's Board of Directors ("Board"), the Manager will provide a continuous investment program for the Fund and will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. Subject to investment policies and guidelines established by the Board, the Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund's portfolio, and administer the Fund's day-to-day affairs.

         3. Administrative Duties. The Manager will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:

         (a) The Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         (b) The Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund's registration statement under the Securities Exchange Act of 1934 ("1934 Act"), proxy material, tax returns, and required reports to the Fund's shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities.

         (c) The Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.

         (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Manager to instruct the Fund's custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.

         4. Use of Sub-Investment Adviser. The Manager may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Manager in the performance of its duties under this Agreement. Such use does not relieve the Manager of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Manager and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Manager.

         5. Further Duties. In all matters relating to the performance of this Agreement, the Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         6. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.

         7.      Expenses.

         (a) The Fund will pay all expenses (including without limitation accounting, legal, printing, clerical, filing, and other expenses) incurred by the Fund, the Manager or its affiliates on behalf of the Fund in connection with the organization of the Fund and the initial offering of its shares. Except as otherwise expressly provided for in Section 7(b) of this Agreement, during the term of this Agreement the Fund will bear all of its expenses incurred in its operations including but not limited to the following: (i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments, (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, (v) expenses of printing and distributing reports and notices to shareholders, (vi) costs of proxy solicitation, (vii) costs of meetings of shareholders and the Board, (viii) charges and expenses of the Fund's custodian, transfer and dividend disbursing agent, and fund accountant, (ix) compensation and expenses of the Fund's directors who are not interested persons of the Fund or the Manager, and of any of the Fund's officers who are not interested persons of the Manager, and expenses of all directors in attending board or shareholder meetings, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions, (xi) costs of any certificates representing the Shares, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Fund in any trade organizations, (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses and (xv) any insurance premiums.

         (b) The expenses to be borne by the Manager are limited to the following: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items, (iii) the costs of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under this Agreement, and (iv) the costs of providing significant managerial assistance offered to and accepted by the recipient of Fund investments.

         (c) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Agreement, the Fund may reduce the fee payable to the Manager pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to the Manager on any quarterly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding quarterly payment dates.

         (d) The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

         8.      Compensation.

         (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a fee ("Management Fee"), paid quarterly, at an annual rate of .75% of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

         (b) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.

         (c) If (i) the Manager, (ii) an officer, director, or employee of the Manager, (iii) a company controlling, controlled by, or under common control with a Manager, or (iv) an officer, director, or employee of any such company receives any compensation from a company whose securities are held in the Fund's portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Manager hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Manager shall pay such excess amounts to the Fund upon termination.

         9. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Manager even though paid by it.

         10.     Duration and Termination.

         (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

         (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

         12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "security", and "significant managerial assistance" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


                          ACCESS CAPITAL STRATEGIES COMMUNITY
                            INVESTMENT FUND, INC.: INSTITUTIONAL INVESTOR PORTFOLIO



                          By:
                                  ------------------
                                  Name:
                                  Title:



                          ACCESS CAPITAL STRATEGIES CORPORATION



                          By:
                                  ------------------
                                  Name:
                                  Title: